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Exhibit 99.2

Certification Pursuant to 18 U.S.C. §1350, as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to 18 U.S.C. §1350, the undersigned officer of Universal Access Global Holdings Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002		/s/ Patrick C. Shutt
	Name:	Patrick C. Shutt Title: Chairman, President and Chief Executive Officer

        The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.

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  Exhibit 99.2